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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): May 22, 2002


                              VERADO HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         0-24953                                         33-0521976
(Commission File Number)                    (I.R.S. Employer Identification No.)


        6080 GREENWOOD PLAZA BLVD.
        GREENWOOD VILLAGE, COLORADO                                80111
 (Address of Principal Executive Offices)                       (Zip Code)


                                 (303) 874-8010
              (Registrant's Telephone Number, Including Area Code)


                         FIRSTWORLD COMMUNICATIONS INC.
                            8390 E. CRESCENT PARKWAY
                                    SUITE 300
                        GREENWOOD VILLAGE, COLORADO 80111
                         (Former Name or Former Address)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                     As previously reported, on February 15, 2002, Verado Holdings, Inc. (the "Company") and its controlled subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Court") (Case Nos. 02-10510 (PJW) through 02-10519 (PJW)). The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                     Also as previously reported, on April 18, 2002, the Debtors received approval from the Court of the Disclosure Statement For Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code. The Debtors' First Amended Joint Plan of Liquidation (the "Plan") was attached as
Exhibit 99.1 to the Company's Current Report on Form 8-K filed on April 30,
2002.

                     On May 22, 2002 (the "Confirmation Date"), the Court entered an order (the "Confirmation Order") confirming the Plan. The effective date of the Plan (the "Effective Date") is the later of (i) the first business day at least eleven calendar days following the Confirmation Date on which no stay of the Confirmation Order is in effect and (ii) the date the Plan Documents are executed (as defined in the Plan).

                     The following is a summary of the matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan and as modified pursuant to the Confirmation Order filed as Exhibit 99.1 hereto and incorporated herein by reference. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

                     The Plan constitutes a liquidating plan for the Debtors. All of the Debtors' assets have been or will be liquidated, and net proceeds will be distributed to holders of Allowed Claims and Allowed Equity Interests. The Plan designates five Classes of Claims and one Class of Equity Interests. These Classes take into account the differing nature and priority under the Bankruptcy Code of the various Claims and Equity Interests.

                     The following summary describes the classification and treatment of Claims and Equity Interests under the Plan:

                     1.        Administrative Expense Claims

Administrative Expense Claims are claims for a cost or expense of administration of the Chapter 11 Case allowed under section 503(b) of the Bankruptcy Code. Such claims include, without limitation, any actual and necessary costs and expenses of operating the business of the Debtors, all compensation and reimbursement of expenses allowed by the Bankruptcy Court under sections 330 or 503 of the


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Bankruptcy Code, and any fees and charges assessed against the Debtors and under section 1930 of Chapter 28 of Title 28 of the United States Code.

                     Except to the extent the holder of an Allowed Administrative Claim agrees otherwise, the Plan provides that each holder of an Allowed Administrative Claim shall be paid in respect of such Allowed Administrative Claim the full amount thereof, without interest, in Cash, as soon as reasonably practicable after the Effective Date. Professionals will be paid only upon Court order pursuant to section 330 of the Bankruptcy Code.

                     2.        Priority Tax Claims

                     Priority Tax Claims are those Claims of a governmental unit of the kind entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code. Each holder of an Allowed Priority Tax Claim will receive in full satisfaction of such Allowed Claim in Cash, as soon as is reasonably practicable after the Effective Date or such holder may be treated on such less favorable terms as may be agreed to by such holder.

                     3.        Class 1- Priority Non-Tax Claims

                     Class 1 consists of all Priority Non-Tax Claims, which are Claims entitled to priority in accordance with section 507(a) of the Bankruptcy Code (other than Administrative Claims and Priority Tax Claims). As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Priority Non-Tax Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by such holder.

                     4.        Class 2 - Secured Claims

                     Each Allowed Secured Claim will be dealt with as a separate class and will receive treatment as follows. Each holder of a Secured Claim shall be deemed to have an Allowed Secured Claim to the extent of the value of its collateral. As soon as is reasonably practicable after the Effective Date, such creditor will receive a deed or assignment of its collateral in full satisfaction of the secured portion of its Allowed Secured Claim, or at the option of the Liquidating Trustee, Cash equal to the Allowed amount of such Secured Claim, and any Deficiency Claim arising on account of such Secured Claim shall be treated as an Unsecured Claim. In the event of a controversy as to the value of the collateral securing any Secured Claim or the Deficiency Amount, the Bankruptcy Court shall, after notice and a hearing, determine such controversy.

                     5.        Class 3 - Convenience Claims

                     As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Convenience Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Convenience Claim.


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                     6.        Class 4 - Unsecured Claims

                     On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Unsecured Claim shall receive in full satisfaction thereof its Pro Rata share of 90% of the Excess Cash (plus its Pro Rata share of the amount of Cash equal to the Additional D&O Insurance Cost) and its Pro Rata share of the 90% of the beneficial interests of the Liquidating Trust. In addition, a holder of an Allowed Unsecured Claim may receive additional distributions to the extent any Disputed Unsecured Claims are subsequently disallowed in accordance with the terms of the Plan.

                     7.        Class 5 - Stockholder Litigation Claims

                     As soon as is reasonably practicable after the Effective Date and after any such Claim becomes Allowed, each holder of an Allowed Stockholder Litigation Claim shall receive, in full satisfaction of such Allowed Stockholder Litigation Claim, its share, as determined by Final Order in the relevant proceeding, of any liability insurance available to satisfy its Claim and if such Claim is not satisfied in full, its Pro Rata share of the Stockholder Litigation Claims Portion of 10% of the Excess Cash (less its Pro Rata share of the Additional D&O Insurance Cost) and its Pro Rata Share of the Stockholder Litigation Claims Portion of 10% of the beneficial interests of the Liquidating Trust. In addition, a holder of an Allowed Stockholder Litigation Claim may receive additional distributions to the extent any Disputed Stockholder Litigation Claims or Disputed Equity Interests are subsequently disallowed in accordance with the terms of the Plan.

                     8.        Class 6 - Equity Interests

                     On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Equity Interest shall receive in full satisfaction thereof its Pro Rata share of the Current Stockholder Portion of 10% of the Excess Cash (less its Pro Rata share of the Additional D&O Insurance
Cost) and its Pro Rata Share of the Current Stockholder Portion of 10% of the beneficial interests of the Liquidating Trust; provided, however, that any option, warrant or right to acquire common stock of the Company that was not exercised on or before the Confirmation Date was cancelled and extinguished and the holder thereof shall not be entitled to any distributions. In addition, a holder of an Allowed Equity Interest may receive additional distributions to the extent any Disputed Stockholder Litigation Claims or Disputed Equity Interests are subsequently disallowed in accordance with section the terms of the Plan.

                     The Plan provides that entry of the Confirmation Order shall constitute the approval, pursuant to section 105(a) of the Bankruptcy Code, effective as of the Effective Date, of the substantive consolidation of the Chapter 11 Cases for all purposes related to the Plan, including, without limitation, for purposes of voting, confirmation, and distribution. Pursuant to such order, (i) all assets and liabilities of the Subsidiaries shall be deemed merged or treated as though they were merged into and with the assets and liabilities of the Company, (ii) no distributions shall be made under the Plan on account of Intercompany Claims or on account of the Subsidiaries Equity Interests among the Debtors, (iii) all guarantees of the Debtors of the obligations of any other Debtor shall be deemed eliminated so that any Claim against any Debtor and any guarantee thereof executed by any other Debtor and any joint or several liability of any of the Debtor shall be deemed to be one


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obligation of the consolidated Debtors, and (iv) each and every Claim filed or to be filed in the Chapter 11 Case of any of the Debtors shall be deemed filed against the consolidated Debtors. Such substantive consolidation shall not (other than for purposes related to the Plan) affect the legal and corporate structures of the Debtors.

                     The Plan provides that on the Effective Date, the Debtors shall transfer (as described in section 7.2(d) of the Plan) to a Liquidating Trust all of their right, title, and interest in all of the Trust Assets (including, among others, the right to any undeliverable, time-barred or unclaimed distributions to holders of Allowed Claims or Allowed Equity Interests made on the Initial Distribution Date or thereafter and the Debtors' right to escrow funds upon the termination of the Escrow Agreement), free and clear of any Lien, Claim or Equity Interest in such property of any other Person or entity except as provided in the Plan. The Debtors or such other Persons that may have possession or control of such Trust Assets shall transfer possession or control of such Trust Assets to the Liquidating Trustee on the Effective Date and shall execute documents or instruments necessary to effectuate such transfers.

                     On or before the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 4 and 5 and Allowed Equity Interests in Class 6 (whether or not Allowed on or after the Effective
Date), shall execute the Liquidating Trust Agreement and shall take all other steps necessary to establish the Liquidating Trust.

                     The Plan provides that none of the Liquidating Trustee, the Liquidating Trust Committee, their respective members, designees, or Professionals, or any duly designated agent or representative of the Liquidating Trustee, or the Liquidating Trust Committee, or their respective employees, shall be liable for the act or omission of any other member, designee, agent, or representative of the Liquidating Trustee or the Liquidating Trust Committee, nor shall the Liquidating Trustee, or any member of the Liquidating Trust Committee be liable for any act or omission taken or omitted to be taken in its capacity as the Liquidating Trustee, or as a member of the Liquidating Trust Committee, respectively, other than acts or omissions resulting from the Liquidating Trustee's or such member's willful misconduct, gross negligence or fraud. The Liquidating Trust shall indemnify and hold harmless the Liquidating Trustee, and the Liquidating Trust Committee and their respective members, and their respective designees and Professionals, and all duly designated agents and representatives thereof (in their capacity as such), from and against and in respect of all liabilities, losses, damages, claims, costs and expenses, including, but not limited to attorneys' fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions with respect to the Liquidating Trust or the implementation or administration of the Plan; provided, however, that no such indemnification will be made to such Persons for such actions or omissions as a result of willful misconduct, gross negligence or fraud.

                     On or before the Effective Date, the Debtors shall execute the Disbursing Agent Agreement and establish the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust, which trusts shall be administered by the


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Disbursing Agent. On the Effective Date or as soon thereafter is reasonably practicable, the Liquidating Trustee shall fund each of the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust with the Pro Rata share of the Excess Cash and beneficial interests in the Liquidation Trust that would have been distributable to holders of Disputed Claims and Disputed Equity Interests (as the case may be) such Claims or Equity Interests had been Allowed as of the Effective Date (subject to an estimation approved by the Bankruptcy Court).

                     The Plan provides that none of the Disbursing Agent, the Disbursing Agent Committee, their respective members, designees, or Professionals, or any duly designated agent or representative of the Disbursing Agent or the Disbursing Agent Committee, or their respective employees, shall be liable for the act or omission of any other member, designee, agent, or representative of the Disbursing Agent or the Disbursing Agent Committee, nor shall the Disbursing Agent or any member of the Disbursing Agent Committee be liable for any act or omission taken or omitted to be taken in its capacity as the Disbursing Agent or as a member of the Disbursing Agent Committee, respectively, other than acts or omissions resulting from the Disbursing Agent's or such member's willful misconduct, gross negligence or fraud. The Liquidating Trust shall indemnify and hold harmless the Disbursing Agent and the Disbursing Agent Committee and its members, and their respective designees and Professionals, and any duly designated agent or representative thereof (in their capacity as such), from and against and in respect of all liabilities, losses, damages, claims, costs and expenses, including, but not limited to attorneys' fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions with respect to the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust or the implementation or administration of the Plan; provided, however, that no such indemnification will be made to such Persons for such actions or omissions as a result of willful misconduct, gross negligence or fraud.

                     Upon the Effective Date, the then current directors, officers and employees of the Debtors shall be relieved of all of their positions, including, without limitation, as trustees and members of all committees under the Debtors' 401(k) plan, and corresponding duties and obligations, and the Debtors' employees shall be deemed terminated "without cause," including for purposes of any employment agreements or severance obligations, including, without limitation, with respect to the employment agreements of Steven D. Butler and Jeffrey L. Dykes. On the Effective Date, the Debtors shall cause to be paid to employees all amounts owed to such employees, including such amounts to which they are entitled under employment agreements, severance arrangements and the Chapter 11 incentive plan as such were approved by the Bankruptcy Court.

                     Except for purposes of evidencing a right to distributions under the Plan and as provided for in section 7.10 of the Plan, on the Effective Date, all the agreements and other documents evidencing the Claims or rights of any holder of a Claim against the Debtors, including options or warrants to purchase Equity Interests, obligating the Debtors to issue, transfer, or sell Equity Interests or any other capital stock of the Debtors, shall be cancelled; provided, however, that the capital stock of the Subsidiaries will not be


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cancelled prior to dissolution. The Distribution Record Date for purposes of making distributions under the Plan and for purposes of fixing the Equity Interests was May 28, 2002.

                     Upon the Effective Date, the Debtors shall perform each of the actions and effect each of the transfers required by the terms of the Plan, in the time period allocated therefor. The Liquidating Trustee shall be authorized and directed, following completion of all disbursements, other transfers and other actions required by the Plan, to file their certificates of dissolution to cease the corporate existence of the Debtors. The Company shall dissolve after the other Debtors have dissolved. The filing of such certificates of dissolution shall be authorized and approved in all respects without further action under applicable law, regulation, order, or rule, including, without express or implied limitation, any action by the stockholders or the Board of Directors.

                     The Plan provides that in consideration for the distributions received under the Plan, all holders of Claims and Equity Interests who voted in favor of the Plan shall be deemed to have released, remised and forever discharged: (a) the Debtors; (b) the Releasees; and (c) any Person claimed to be liable derivatively through any of the foregoing (such parties described in the preceding clauses (a), (b) and (c) above, collectively, the "Released Parties") of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, promises, damages, claims and liabilities whatsoever, known or on known, arising from a Claim or based upon the same subject matter as a claim or Equity Interest and existing on the Commencement Date or which thereafter could arise based on any fact, transaction, cause, matter or thing which occurred prior to the Confirmation Date. Any Person accepting any distribution pursuant to the Plan shall be presumed conclusively to have released the Released Parties from any cause of action arising from or based on the same subject matter as the Claim or Interest. The release described in the preceding sentence shall be enforceable as a matter of contract. The releases described herein are in addition to, and not in lieu of, any other release separately given, conditionally or unconditionally, by the Debtors to any other Person. Provided, however, that no release under Article X of the Plan shall in any way effect a release of any of the direct, non-derivative, shareholder litigation claims pending in the Bezar Case or the Class Action Case against any of the present or former officers, directors, financial advisors or underwriters of the Company, including "controlling person" claims against present or former officers and directors of the Debtors in the Class Action Case.

                     On and after the Confirmation Date, all persons are permanently enjoined from commencing or continuing in any manner any action or proceeding (whether directly, indirectly, derivatively or otherwise) on account of or respecting any claim, debt, right or cause of action of or against the Debtors and debtors-in-possession and against the Releasees, including, without limitation, claims arising under the Colorado Wage Act, or to void or challenge any payment made to any former or present employee of any Debtor pursuant to the Term Sheet and the Escrow Agreement, as applicable, whether such payment was made prior to, on, or after the Commencement Date. Provided, however, that nothing provided herein shall, in any way, effect an injunction against any of the direct, non-derivative, shareholder litigation claims in the pending Class


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Action Case or the Bezar Case against any of the present or former officers, directors, financial advisors or underwriters of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit No.                         Exhibit
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              99.1               Confirmation Order dated May 22, 2002



















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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 6, 2002

                                     VERADO HOLDINGS, INC.

                                     By: /s/ Steven D. Butler
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                                         Steven D. Butler
                                         President, Chief Operating Officer
                                         and Chief Financial Officer













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                                  EXHIBIT INDEX


         Exhibit No.                        Exhibit
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            99.1               Confirmation Order dated May 22, 2002






















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